EXHIBIT 99

NEWS RELEASE

CONTACT ERIC GRAAP
(540) 349-0212 or
egraap@fauquierbank.com

FAUQUIER BANKSHARES, INC. ANNOUNCES RECORD QUARTERLY EARNINGS

     WARRENTON, VA, October 21, 2004 – Fauquier Bankshares, Inc. (NASDAQ SmallCap: FBSS), today reported net income for the quarter ended September 30, 2004 was $1,332,000, or $0.38 per diluted share, compared with $1,206,000, or $0.34 per diluted share, for the third quarter of 2003. The 10% increase in quarterly net income was primarily attributable to an 18% rise in net interest income and 41% earnings growth in Wealth Management Services income. These figures were partially offset by a 9% increase in other expenses. Return on average assets was 1.26% and return on average equity was 17.92%, compared with 1.33% and 17.40% respectively for the same quarter in 2003.

     “The September 30, 2004 quarter was the most profitable in Fauquier Bankshares’ history,” commented Randy K. Ferrell, President and CEO of Fauquier Bankshares, Inc. “The increase in quarterly profitably is even more pronounced when one considers that our September 2003 net earnings benefited from a gain on the sale of securities, net of applicable taxes, of $190,000. During the quarter, Fauquier Bankshares generated double-digit annual growth in its loan, deposit and wealth management business lines; while continuing to maintain its strong credit quality. Additionally, we have begun to realize benefits from the renegotiation of our contract with our data processing service provider. The renegotiation of this contract, completed in July, is projected to reduce the Bank’s operating expenses by approximately $250,000 annually for the next five years.”

     For the nine months ended September 30, 2004, net income was $3,486,000, or $0.99 per diluted share, compared with $3,243,000, or $0.93 per diluted share for the first nine months of 2003, an increase of 7.5%. Return on average assets was 1.15% and return on average equity was 16.01% for the first nine months of 2004, compared with 1.27% and 15.97% respectively for the same period in 2003. The rate of period-over-period growth in Fauquier Bankshares’ net income would have been even higher without the disproportionate impact on net income of the gain on sale of securities in 2003. During the quarter ended September 30, 2003, The Fauquier Bank sold $10 million of available-for-sale government agency and corporate securities, whose weighted-average remaining maturity was approximately one year, for a gain on sale of $288,000. When adjusted for applicable taxes, this gain on sale contributed $190,000 to net income.

     Net loans and total deposits were $322.1 million and $372.8 million, respectively, at September 30, 2004, an increase of 17% and 18%, respectively, since September 30, 2003. At September 30, 2004, Fauquier Bankshares’ Wealth Management Services had approximately $235.7 million in assets under management, a growth of 22% from September 30, 2003. Non-performing loans were 0.36% of total loans at September 30, 2004, compared with 0.39% of total loans one year earlier. Fauquier Bankshares and The Fauquier Bank, its primary subsidiary, have combined assets of $424.7 million and total shareholders’ equity of $30.3 million at September 30, 2004.

     The Fauquier Bank, an independent, locally-owned, community bank, offers a full range of financial services, including internet banking, commercial, retail, insurance and wealth management services, through eight banking offices and ten ATM locations throughout Fauquier County and Manassas, Virginia. Additional information may be found by contacting us on the internet at www.fauquierbank.com or by calling: (800) 638-3798.

     This press release may contain “forward-looking statements” as defined by federal securities laws. These statements address issues that involve risks, uncertainties, estimates and assumptions made by management, and actual results could differ materially from the results contemplated by these forward-looking statements. Factors that could have a material adverse effect on the operations and future prospects of the company include, but are not limited to, changes in: interest rates, general economic conditions, legislative/regulatory policies, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the company’s market area, and accounting principles, policies and guidelines. Other risk factors are detailed from time to time in the company’s Securities and Exchange Commission filings. Readers should consider these risks and uncertainties in evaluating forward-looking statements and should not place undue reliance on such statements. Fauquier Bankshares, Inc. undertakes no obligation to update these statements following the date of this press release.

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Fauquier Bankshares, Inc. and Subsidiaries
Consolidated Balance Sheets

	Unaudited	Audited
	September 30, 2004	December 31, 2003
Assets
Cash and due from banks	$18,260,895	$11,808,387
Interest-bearing deposits in other banks	278,340	142,042
Federal funds sold	11,672,000	—
Securities, at fair value	51,603,202	52,386,006
Loans, net of allowance for loan losses of $3,958,241 in 2004 and $3,575,002 in 2003	322,135,300	295,311,745
Bank premises and equipment, net	8,703,047	7,875,424
Accrued interest receivable	1,382,384	1,233,004
Other assets	10,660,007	9,703,670

Total assets	$424,695,175	$378,460,278

Liabilities
Deposits:
Noninterest-bearing	$84,301,628	$73,128,879
Interest-bearing	288,478,683	247,999,697

Total deposits	$372,780,311	$321,128,576
Federal funds purchased	—	2,000,000
Dividends payable	—	430,590
Federal Home Loan Bank advances	15,000,000	20,000,000
Company-obligated mandatorily redeemable capital securities	4,000,000	4,000,000
Other liabilities	2,626,554	2,438,327
Commitments and contingent liabilities	—	—

Total liabilities	$394,406,865	$349,997,493

Shareholders’ Equity
Common stock, par value, $3.13; authorized 8,000,000 shares; issued and outstanding, 2004, 3,337,752 shares; 2003, 3,312,230 shares	10,447,164	10,367,280
Retained earnings	19,841,403	18,082,684
Accumulated other comprehensive income(loss), net	(257)	12,821

Total shareholders’ equity	$30,288,310	$28,462,785

Total liabilities and shareholders’ equity	$424,695,175	$378,460,278

Fauquier Bankshares, Inc. and Subsidiaries
Consolidated Statements of Income
(Unaudited)
For the Nine Months Ended September 30, 2004 and 2003

	2004	2003
Interest Income
Interest and fees on loans	$14,721,572	$12,499,056
Interest and dividends on securities available for sale:
Taxable interest income	1,132,968	1,185,791
Interest income exempt from federal income taxes	43,172	52,501
Dividends	112,383	189,098
Interest on federal funds sold	39,641	48,610
Interest on deposits in other banks	18,796	1,555

Total interest income	16,068,532	13,976,611

Interest Expense
Interest on deposits	2,430,544	2,324,086
Interest on federal funds purchased	33,817	9,908
Interest on Federal Home Loan Bank advances	592,757	527,421
Distribution on capital securities of subsidiary trust	149,208	146,369

Total interest expense	3,206,326	3,007,784

Net interest income	12,862,206	10,968,827
Provision for loan losses	539,583	470,000

Net interest income after provision for loan losses	12,322,623	10,498,827

Other income
Wealth management income	969,766	673,272
Service charges on deposit accounts	1,922,547	1,861,059
Other service charges, commissions and fees	897,423	988,407
Gains on securities, available for sale	—	288,334
Other operating income	33,208	29,997

Total other income	3,822,944	3,841,069

Other Expenses
Salaries and benefits	5,799,404	4,826,460
Net occupancy expense of premises	649,489	638,416
Furniture and equipment	952,108	882,945
Other operating expenses	3,743,251	3,368,079

Total other expenses	11,144,252	9,715,900

Income before income taxes	5,001,315	4,623,996

Income tax expense	1,515,312	1,381,177

Net Income	$3,486,003	$3,242,819

Earnings per Share, basic	$1.05	$0.98

Earnings per Share, assuming dilution	$0.99	$0.93

Dividends per Share	$0.41	$0.35

Fauquier Bankshares, Inc. and Subsidiaries
Consolidated Statements of Income
(Unaudited)
For the Three Months Ended September 30, 2004 and 2003

	2004	2003
Interest Income
Interest and fees on loans	$5,131,571	$4,394,061
Interest and dividends on securities available for sale:
Taxable interest income	427,159	277,409
Interest income exempt from federal income taxes	14,381	14,464
Dividends	48,154	67,751
Interest on federal funds sold	19,178	11,871
Interest on deposits in other banks	536	827

Total interest income	5,640,979	4,766,383

Interest Expense
Interest on deposits	906,465	726,913
Interest on federal funds purchased	15	4,527
Interest on Federal Home Loan Bank advances	185,503	177,739
Distribution on capital securities of subsidiary trust	53,176	47,112

Total interest expense	1,145,159	956,291

Net interest income	4,495,820	3,810,092
Provision for loan losses	231,250	240,000

Net interest income after provision for loan losses	4,264,570	3,570,092

Other income
Wealth management income	336,445	238,497
Service charges on deposit accounts	687,073	608,620
Other service charges, commissions and fees	273,936	345,974
Gains on securities, available for sale	—	288,334
Other operating income	8,891	10,247

Total other income	1,306,345	1,491,672

Other Expenses
Salaries and benefits	1,960,821	1,655,112
Net occupancy expense of premises	221,771	223,395
Furniture and equipment	342,591	298,679
Other operating expenses	1,109,791	1,156,938

Total other expenses	3,634,974	3,334,124

Income before income taxes	1,935,941	1,727,640

Income tax expense	603,956	522,013

Net Income	$1,331,985	$1,205,627

Earnings per Share, basic	$0.40	$0.36

Earnings per Share, assuming dilution	$0.38	$0.34

Dividends per Share	$0.14	$0.12